UNITED STATES
SECURITIES AND EXCHANGE COMMISSION\
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 5, 2012

__________

Stellar Pharmaceuticals Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Ontario, Canada
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-31198 (COMMISSION FILE NUMBER)	Not Applicable (I.R.S. EMPLOYER IDENTIFICATION NO.)

544 Egerton Street, London, Ontario, Canada, N5W 3Z8 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(519) 434-1540
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 5, 2012, Stellar Pharmaceuticals Inc. (the “Company”) extended the expiration date of the Company’s outstanding Series 1 warrants, Series 2 warrants and Series 3 warrants (collectively, the “Warrants”), one year to April 8, 2013. The Warrants, collectively exercisable into an aggregate of 1,500,000 common shares of the Company, were originally issued to the holders thereof on October 8, 2010 as part of the Company’s non-brokered private placement. No other terms of the Warrants were amended or modified. The holders of the Warrants are listed in the Company’s Form S-1 (Registration No.: 333-170459), which names are incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
4.1	Form of Extension of Expiry Time, dated April 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2012

STELLAR PHARMACEUTICALS INC.

By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer